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                                                                EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 22, 1994 in the Rhodes, Inc. Form 10-K for the fiscal year ended February 28, 1994 and to all references to our Firm included in this Registration Statement.




                                                        Arthur Andersen & Co.



Atlanta, Georgia
June 3, 1994